UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 8.01 Other Events.

SAExploration Holdings, Inc. (the “Company”, “we”, “our” or “us”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to circumstances related to the COVID-19 coronavirus.

Since February 2020, the Company has been engaged in discussions with the holders of the indebtedness outstanding under its Third Amended and Restated Credit and Security Agreement dated as of September 26, 2018 (of which there was approximately $20.5 million principal amount outstanding as of March 1, 2020) (the “Credit Facility”), its Term Loan and Security Agreement dated as of June 29, 2016 (of which there was approximately $29.0 million principal amount outstanding as of March 1, 2020) (the “Senior Loan Facility”), and the indenture governing its 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) (of which there was approximately $60.0 million principal amount outstanding as of March 1, 2020) to extend the January 4, 2021 maturity date of the Senior Loan Facility. These discussions have involved significant resources and have been a priority for management. The Company’s financial and accounting personnel have been supporting these negotiations and have also been focused on maintaining the Company’s ongoing operations. These negotiations and activities place increased burdens on the Company’s management and staff and have occurred at the time during which Company’s year-end close procedures are normally conducted.

In addition, in response to the COVID-19 coronavirus outbreak and out of an abundance of caution, the Company’s personnel (other than its active survey crews) have been working remotely as much as possible since on or about March 14, 2020. Further, during the week of March 22, 2020, Brazoria, Chambers, Fort Bend, Galveston, Harris, Liberty and Montgomery Counties (all counties in the state of Texas) issued various orders further limiting the Company’s ability to conduct its normal business operations. The Company’s headquarters and most of its management and financial, accounting and legal personnel, as well as certain of the Company’s professional advisors are all located in these counties. The disruptions in staffing, communications and access to personnel have resulted in delays, limited support and insufficient time to complete the Company’s audit of its financial statements and internal control assessment. This has, in turn, delayed the Company’s ability to complete its financial reporting process and prepare the Report. In addition, the COVID-19 coronavirus pandemic has delayed the determination by certain debt holders as to whether to extend the maturity date of the Senior Loan Facility, as such debt holders require additional analysis and information to make that determination due to the circumstances related to the COVID-19 coronavirus pandemic. Presently, the Company is unable to complete its assessment of going concern without additional analysis and providing information required by certain debt holders to determine whether to extend the maturity date of the Senior Loan Facility. If the January 4, 2021 maturity date of the Senior Loan Facility is not extended, the Company’s believes that the audit report of the Company’s independent registered public accounting firm with respect to the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 contained in the Report would contain an explanatory paragraph discussing substantial doubt as to the Company’s ability to continue as a going concern. Such explanatory paragraph would trigger an event of default under each of the Credit Facility and the Senior Loan Facility and would create a cross default under the indenture governing the Convertible Notes and, as a result, the debt holders may take action to accelerate the maturity date of the applicable debt and exercise their other respective rights and remedies, such as foreclosure, among other things.

While there can be no assurances, the Company plans to file the Report on or before April 29, 2020, but, in any event, no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the COVID-19 coronavirus pandemic, the Company will be including the following Risk Factors in the Report, as may be updated to reflect subsequent events impacting the Company:

The outbreak of the COVID–19 coronavirus could adversely affect our business, financial condition and results of operations.

The outbreak of the COVID–19 coronavirus, which has been declared by the World Health Organization to be a pandemic, has spread across the globe and is impacting worldwide economic activity, including the global demand for oil and natural gas. A pandemic, including the COVID–19 coronavirus or other public health epidemic, poses the risk that we or our employees, contractors, suppliers, customers and other partners may be prevented from conducting business activities for an indefinite period of time, including due to spread of the disease within these groups or due to restrictions that may be requested or mandated by governmental authorities, including quarantines of certain geographic areas, restrictions on travel and other restrictions that prohibit employees from going to work, both around the world as well as in certain jurisdictions in the United States. The continued spread of the COVID–19 coronavirus and the related mitigation measures may result in a significant decrease in business from our customers and/or cause our customers to be unable to meet existing payment or other obligations to us.  If the COVID–19 coronavirus continues to spread or the response to contain the COVID–19 coronavirus is unsuccessful, we could experience a material adverse effect on our business, financial condition, and results of operations.

Our business largely depends on the levels of exploration and development activity in the oil and natural gas industry, a historically cyclical industry.  A decrease in this activity caused by low oil and natural gas prices, increased supply, and reduced demand, such as has occurred over the last several years, has had an adverse effect on our business, liquidity and results of operations.

Demand for our services depends upon the level of spending by oil and natural gas companies for exploration, production, development and field management activities which depend, in part, on oil and natural gas supplies and prices.  The markets for oil and natural gas have historically been volatile and are likely to continue to be so in the future.  In addition to the market prices of oil and natural gas, our customers’ willingness to explore, develop and produce depends largely upon prevailing industry conditions that are influenced by numerous factors over which our management has no control.  A decline in oil and natural gas exploration activities and commodity prices, as has occurred over the last several years, has adversely affected the demand for our services and our results of operations.

Factors affecting the prices of oil and natural gas and our customers’ desire to explore, develop and produce include:

•	the level of supply and demand for oil and natural gas;
•	expectations about future prices for oil and natural gas;
•	the worldwide political, military and economic conditions;
•	the ability and willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non–OPEC countries, such as Russia, to set and maintain production levels and prices for oil;
•	the rate of discovery of new oil and natural gas reserves and the decline of existing oil and natural gas reserves;
•	the cost of exploring for, developing and producing oil and natural gas;
•	the ability of exploration and production companies to generate funds or otherwise obtain capital for exploration, development and production operations;
•	technological advances affecting energy exploration, production and consumption;
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government policies, including environmental regulations and tax policies, regarding the exploration for, production and development of oil and natural gas reserves, the use of fossil fuels and alternative energy sources and climate change;

•	weather conditions, including large–scale weather events such as hurricanes that affect oil and natural gas operations over a wide area or affect prices; and
•	epidemics, pandemics or other major public health issues, such as the COVID–19 coronavirus.

The prolonged volatility and weakness in oil and natural gas prices has led many E&P companies to reduce their capital expenditures, which has resulted in diminished demand for our services and products and downward pressure on the prices we charge or the level of work we do for our customers.

The price of oil has fallen significantly since the beginning of 2020, due in part to failed OPEC negotiations and to concerns about the COVID–19 coronavirus and its impact on the worldwide economy and global demand for oil. We expect continued volatility in oil and natural gas prices, as well as in the level of exploration and development activities by our customers.  Any significant decline in exploration or production–related spending by our customers, whether due to a decrease in the prices for oil and natural gas or otherwise, would have a material adverse effect on our results of operations.

Additionally, increases in oil and natural gas prices may not increase demand for our products and services or otherwise have a positive effect on our results of operations or financial condition.

Our backlog can vary significantly from time to time.  Our backlog estimates are based on certain assumptions and are subject to unexpected adjustments and cancellations and thus may not be timely converted to revenues in any particular fiscal period, if at all, or be indicative of our actual operating results for any future period.

Our backlog estimates represent those projects for which a customer has executed a contract or signed a binding letter of award.  Our backlog can vary significantly from time to time, particularly if the backlog is made up of multi–year contracts with some of our more significant customers.  Backlog estimates are based on a number of assumptions and estimates including assumptions related to foreign exchange rates and proportionate performance of contracts.  The realization of our backlog estimates is further affected by our performance under term rate contracts, as the early or late completion of a project under term rate contracts will generally result in decreased or increased, as the case may be, revenues derived from those projects.  Contracts for services are also occasionally modified by mutual consent and often can be terminated for convenience by the customer.  Because of potential changes in the scope or schedule of our customers’ projects, and the possibility of early termination of customer contracts, we cannot predict with certainty when or if our backlog will be realized.  Material modifications, delays, payment defaults or cancellations on the underlying contracts (including those modifications, delays, defaults and cancellations relating to the COVID–19 coronavirus outbreak) could reduce the amount of backlog currently reported and, consequently, could inhibit the conversion of that backlog into revenues.  In addition, worsening overall market conditions could result in further reductions of backlog, which will impact our financial performance.

FORWARD-LOOKING STATEMENTS

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form 8-K, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to known and unknown uncertainties, including:

•	the impact of the outbreak of the COVID–19 coronavirus on the Company’s business, financial condition and results of operations;
•	fluctuations in the levels of exploration and development activity in the oil and natural gas industry;
•	delays, reductions or cancellations of project awards and the Company’s ability to realize revenue projected in the Company’s backlog;
•	if the Company is not successful in extending or otherwise addressing the maturity date of the senior loan facility;
•

the Company’s debt agreements and potential events of default described above, including the risk that the holders of the debt take action to accelerate the maturity date of the applicable debt and exercise their other respective rights and remedies, such as foreclosure, among other things;

•

the availability of liquidity and capital resources, including the Company’s need to obtain additional working capital for upfront expenditures for upcoming projects, and the potential impact this has on the Company’s business and competitiveness;

•	the impact of the restatement of the Company’s previously issued consolidated financial statements;
•	the identified material weaknesses in the Company’s internal control over financial reporting and the Company’s ability to remediate those material weaknesses;
•

the outcome of the investigations by the Securities and Exchange Commission (the “SEC”), the Department of Justice (the “DOJ”) and the Alaska Department of Revenue (the “DOR”), with respect to the circumstances giving rise to the restatement of the Company’s previously issued consolidated financial statements, which could include sanctions or other actions against the Company and its officers and directors, civil lawsuits, and penalties;

•	the outcome of the Company’s internal investigation of the circumstances giving rise to the restatement of the Company’s previously issued consolidated financial statements;
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developments with respect to the Alaskan oil and natural gas exploration tax credit system that continue to affect the Company’s ability to timely monetize tax credits, including litigation over the constitutionality of the legislation allowing Alaska to sell bonds to purchase tax credit certificates and Alaska budget constraints driven primarily by oil prices;

•	risks related to a possible delisting from the NASDAQ Capital Market;
•	costs and outcomes of pending and future litigation;
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the time and expense required for the Company to respond to the SEC, DOJ and DOR investigations and for the Company to complete its internal investigation, which expenses have been and are likely to continue to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the SEC that relate to matters not covered in this Form 8-K.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Form 8-K, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020 SAExploration Holdings, Inc.

By: /s/ Kevin Hubbard

Name: Kevin Hubbard

Title: Interim Chief Financial Officer